Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
24	SUBSEQUENT EVENTS

The Group evaluated all events and transactions that occurred after December 31, 2025 up through the date of report, which is the date that these consolidated financial statements are available for distribution. Other than the event disclosed below:

(a)	On January 22, 2026, Founder Assets (Thailand) Co Ltd, our subsidiary in Thailand, increases its share capital from THB 2,000,000 (USD 63,271) to THB 25,000,000 (USD 790,889). Founder Group Limited will contribute all the incremental share capital.

(b)	On February 10, 2026, the authorised, issued, and outstanding shares of the Founder Group Limited were combined on a 100 for 1 ratio (the “Share Combination”) with the marketplace. As a result of the Share Combination, each 100 ordinary shares outstanding will automatically combine and convert to one issued and outstanding ordinary share without any action on the part of the shareholders.